ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Athene Variable Life Account A

Supplement Dated April 26, 2016
to the Prospectus and Statement of Additional Information for

Clarity DUO (Dated May 1, 2008)

Clarity SVUL (Dated May 1, 2008)

Clarity VUL (Dated May 1, 2008)

VUL-DB (Dated May 1, 2007)

This supplement amends certain information in the prospectus and statement of additional information for each of the flexible premium adjustable variable life insurance policies listed above (each a “Policy”).  Please read this supplement carefully and retain it for future reference.

The Lord Abbett Mid Cap Value Fund, Inc. (the “Fund”), an investment option available under your Policy, has changed its name to Lord Abbett Mid Cap Stock Fund, Inc.  Accordingly, all references to the Lord Abbett Mid Cap Value Fund in the prospectus and statement of additional information for your Policy now mean and refer to the Lord Abbett Mid Cap Stock Fund.  The investment objective and principal investment strategies of the Fund did not change as a result of the name change.

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If you have questions about this supplement, please write to or call our administrator, Concentrix Insurance Administration Solutions Corporation, at P.O. Box 19086, Greenville, SC  29602 (2000 Wade Hampton Blvd., Greenville, SC  29615), 1-800-423-9398.